UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2018

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 Charmany Drive
Madison, Wisconsin 53719
(Address of principal executive offices) (Zip code)
(608) 238-8008
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 26, 2018, Michael J. Murphy submitted his resignation as Chief Accounting Officer and Principal Accounting Officer from First Business Financial Services, Inc. (the “Company”) in order to pursue other interests after serving with the Company since 2015. Mr. Murphy will continue to serve until the effective date of his resignation on December 7, 2018. Mr. Murphy’s resignation is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls.

On November 29, 2018, the Company’s Board of Directors appointed Peggy J. Stebbins, the Company’s Controller, as the Company’s Chief Accounting Officer and Controller and Principal Accounting Officer effective as of the date of Mr. Murphy’s resignation.

Ms. Stebbins, age 32, has been serving as the Company’s Controller since 2016. Previously, Ms. Stebbins served as Vice President - Controller of Anchor Bancorp Wisconsin, Inc. (Nasdaq: ABCW) prior to their acquisition by Old National Bancorp (Nasdaq: ONB), Vice President - Controller of Guaranty Bank, and as a Senior Accountant, specializing in the audits of financial institutions, with Baker Tilly Virchow Krause, LLP. She received a Masters in Public Accountancy and a BBA in Accounting from the University of Wisconsin-Whitewater. She is a Certified Public Accountant.

There have been no transactions and there are no currently proposed transactions to which the Company was or is a participant and in which Ms. Stebbins had or is to have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K. Further, Ms. Stebbins is not related to any member of the Board or any executive officer of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 30, 2018	FIRST BUSINESS FINANCIAL SERVICES, INC.

	By:	/s/ Edward G. Sloane, Jr.
	Name:	Edward G. Sloane, Jr.
	Title:	Chief Financial Officer